UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2023

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held June 1, 2023, the Company’s shareholders voted on the following four proposals and cast their votes as described below.

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	182,411,849	3,565,498	263,705	29,726,805
Richard D. Fain	180,827,666	5,161,151	252,235	29,726,805
Stephen R. Howe, Jr.	179,621,161	6,352,907	266,984	29,726,805
William L. Kimsey	179,740,974	6,231,150	268,928	29,726,805
Michael O. Leavitt	185,173,039	798,791	269,222	29,726,805
Jason T. Liberty	183,825,503	2,142,935	272,614	29,726,805
Amy McPherson	184,741,278	1,241,305	258,469	29,726,805
Maritza G. Montiel	183,160,156	2,816,965	263,931	29,726,805
Ann S. Moore	182,355,279	3,624,900	260,873	29,726,805
Eyal M. Ofer	180,962,756	5,005,713	272,583	29,726,805
Vagn O. Sørensen	171,742,220	14,223,952	274,880	29,726,805
Donald Thompson	184,356,648	1,616,115	268,289	29,726,805
Arne Alexander Wilhelmsen	180,991,191	4,980,712	269,149	29,726,805
Rebecca Yeung	184,649,937	1,326,988	264,127	29,726,805

Each of the fourteen nominees listed above was elected to the Board of Directors, each having received the affirmative vote of a majority of the votes cast.

Advisory Approval of the Company’s Compensation of Its Named Executive Officers

Number
Votes For	180,985,216
Votes Against	4,924,854
Abstentions	330,982
Broker Non-Votes	29,726,805

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast.

Advisory Vote on the Frequency of Shareholder Votes on Executive Compensation

Number
One Year	184,029,770
Two Years	228,092
Three Years	1,906,332
Abstentions	76,858
Broker Non-Votes	29,726,805

Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement for the Annual Meeting and as voted by the shareholders at the Annual Meeting, the Company has adopted a policy to hold an advisory shareholder vote on executive compensation every year. This policy will remain in effect until the next shareholder advisory vote on the frequency of shareholder advisory votes on executive compensation.

Ratification of the Auditors

Number
Votes For	210,973,214
Votes Against	4,695,296
Abstentions	299,347

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, having received the affirmative vote of a majority of the votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	June 2, 2023	By:	/s/ R. Alexander Lake
		Name:	R. Alexander Lake
		Title:	Senior Vice President, Chief Legal Officer & Corporate Secretary